Securities and Exchange Commission

                             Washington, D.C. 20549

                           - - - - - - - - - - - - - -

                                    Form 8-K

                                 Current Report
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 21, 2001

                              TAG-IT PACIFIC, INC.
               (exact name of registrant as specified in charter)

         Delaware                    1-12669                   95-4654481
        (state of                   (Commission              (IRS Employer
      Incorporation)                File Number)           Identification no.)

                       21900 Burbank Boulevard, Suite 270
                        Woodland Hills, California 91367
                    (Address of principal executive offices)

                                  818-444-4100
                         (Registrant's telephone number)


ITEM 5.  OTHER EVENTS

     On December 21, 2001, we entered into an Asset Purchase Agreement with Grupo Industrial Cierres Ideal, S.A. de C.V., Talon, Inc. and Industrias Unidas, S.A. de C.V. Pursuant to the Asset Purchase Agreement, we acquired from Talon and Grupo Industrial: (1) certain inventory and equipment, (2) all patents held by Talon and (3) all of Talon's rights to its trade names and trademarks bearing the TALON(R)name. In addition, the Asset Purchase Agreement terminated that certain 10-year exclusive license and distribution agreement, dated as of April 3, 2000 by and among us, Grupo Industrial and Talon.

     Under the Asset Purchase Agreement, we issued to Talon 500,000 shares of our common stock, par value $0.001 per share, a promissory note in the amount of $4,900,000 and $100,000 in cash held in escrow. The Asset Purchase Agreement required Talon to place 50,000 shares of our common stock and $100,000 in escrow for a period of 12 months to satisfy any indemnification claims we may have under the Asset Purchase Agreement. The common stock was issued at the market value of our stock on the date of closing. The promissory note is unsecured, bears interest at prime plus 2% and is subordinated to our obligations under our senior credit facility with UPS Capital Global Trade Finance Corporation. In connection with the Asset Purchase Agreement we also entered into a mutual release with Talon and Grupo Industrial pursuant to which Talon and Grupo Industrial released us from our obligations under a promissory note and other current liabilities under the Exclusive License and Distribution Agreement. Further, 850,000 shares of our series B convertible preferred stock held by Grupo Industrial were cancelled at the closing of the Asset Purchase Agreement.

     The Asset Purchase Agreement, Promissory Note, Stockholders Agreement, Mutual Release and Escrow Agreement are attached as Exhibit 99.1, Exhibit 99.2,
Exhibit 99.3, Exhibit 99.4 and Exhibit 99.5, respectively, to this Form 8-K. A copy of the press release published by us in connection with these agreements and dated January 7, 2002 is attached as Exhibit 99.6 to this Form 8-K. Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6 are incorporated herein by this reference.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

January 7, 2002                               Tag-It Pacific, Inc.


                                              By:  /S/ RONDA SALLMEN
                                                  -----------------------------
                                                    Ronda Sallmen
                                                    Chief Financial Officer


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


                                  EXHIBIT LIST


Exhibit 99.1 Asset Purchase Agreement, dated as of December 21, 2001, among Tag-It Pacific, Inc. Groupo Industrial Cierres Ideal, S.A. de C.V., Talon Inc. and Industrias Unidas, S.A. de C.V.

Exhibit 99.2  Promissory Note, dated as of December 21, 2001, by
              Tag-It Pacific, Inc. for the benefit of Talon, Inc.

Exhibit 99.3 Stockholders Agreement, dated as of December 21, 2001, among Tag-it Pacific, Inc. and Talon, Inc.

Exhibit 99.4 Mutual Release, dated as of December 21, 2001, among Tag-It Pacific, Inc, Etic Art S.A. de C.V. and Cierres Ideal De Mexico, S.A. DE C.V.

Exhibit 99.5 Escrow Agreement, dated as of December 21, 2001, among Tag-It Pacific, Inc., Talon, Inc and Wells Fargo Bank, National Association.

Exhibit 99.6  Press Release issued by Tag-It Pacific, Inc. on January 7, 2001.


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